UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2006

CORAUTUS GENETICS INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	000-27264	33-0687976
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 Fifth Street, NW

Suite 313

Atlanta, Georgia 30308

(Address of principal executive offices, including zip code)

(404) 526-6200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 23, 2006, Corautus Genetics Inc. issued a press release, attached hereto as Exhibit 99.1, announcing an update for its GENASIS Phase IIb clinical trial that is evaluating the safety and efficacy of Vascular Endothelial Growth Factor-2 (VEGF-2) for the treatment of severe angina caused by cardiovascular disease.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is furnished with this report.

Exhibit No.	Description
99.1	Press Release dated February 23, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORAUTUS GENETICS INC.
(Registrant)

Date: February 23, 2006	/s/ Jack W. Callicutt
Jack W. Callicutt Vice President - Finance and Administration Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated February 23, 2006.